SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 6, 2012
 Date of Report (date of earliest event reported):

Small Business Company Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-52184	55-0808106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

                                                                     8831 West Sahara

                                                                   Las Vegas, NV 89117

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 478-7784

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 8– Other Events

Item 8.01Other Events

On July 5, 2012 the company issued a Press Release announcing the filing of Form N-54A.

With the filing of this form, the company agrees to be subject to sections 55 through 64 of

The Investment Company Act of 1940. A copy of the Press Release is attached as an Exhibit.

Item 9.01 Financial Statements and Exhibits

Financial statements attached as Exhibits are unaudited and contain no notes.  They are the management’s representations.

Item 99.1 Press Release dated July 5, 2012

Safe Harbor for Forward-Looking Statements

This Form 8-K may contain forward-looking information within the meaning of the Private Securities

Litigation Reform Act of 1995 and Section 21E of the Securities Act of 1934, as amended

( the “Exchange Act”) including all statements that are not statements of historical fact.  In particular, when used in the preceding discussion, the words ”estimated”, “believe”, “optimistic”, “expect”, and similar conditional expressions that are intended to identify forward-looking statements within the meaning of the ACT and are subject to risks and uncertainties, and actual results could differ materially from those expressed in forward-looking statements.  Such risks and uncertainties include, but are not limited to, unfavorable market conditions, increased competition, limited working capital, and failure to implement business strategies, actions by regulatory agencies, and other risks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 2012

SMALL BUSINESS COMPANY, INC.

By:	/s/ Karen Person
Chief Executive Officer

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